BLACKROCK FUNDSSM

BlackRock U.S. Impact Fund

BlackRock International Impact Fund

BlackRock Global Impact Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 20, 2023 to the Statement of Additional Information (“SAI”) of the Funds,

dated August 26, 2022, as supplemented to date

Effective July 14, 2023, the following changes are made to the Funds’ SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Sheetal Prasad is the Funds’ portfolio manager and is primarily responsible for the day-to-day management of each Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Funds for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of April 30, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sheetal Prasad	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of April 30, 2022.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by the portfolio manager as of April 30, 2022.

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities of the Fund(s) Owned
Sheetal Prasad	U.S. Impact International Impact Global Impact	None None None

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by the portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, the benchmarks for these funds include: MSCI All Country World Index (Net Total Return). The performance of other accounts or strategies managed by the portfolio manager may not be measured against a specific benchmark.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of these Funds has deferred BlackRock, Inc. stock awards.

The last sentence of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio manager is eligible to participate in these plans.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Currently, the portfolio manager of the Funds is not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

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